UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 10, 2007



                      Insight Communications Company, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                  0-26677                 13-4053502
(State of incorporation)   (Commission File No.)  Employer Identification No.)


                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)

                  Registrant's telephone number: (917) 286-2300


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.   Other Events.

On December 10, 2007, we were informed of the passing of Michael J. Connelly, who had served on our board of directors since December 2005. He will be greatly missed.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Insight Communications Company, Inc.



Dated:  December 13, 2007         By: /s/Elliot Brecher
                                      ----------------------------------------
                                      Elliot Brecher
                                      Senior Vice President
                                      and General Counsel